1128 Pennsylvania NE, Suite 200, Albuquerque, New Mexico 87110 | Tel: 505-255-4852|www.santafegoldcorp.com

SANTA FE GOLD AND INTERNATIONAL GOLDFIELDS LTD SIGN DEFINITIVE MERGER AGREEMENT

ALBUQUERQUE, New Mexico – February 19, 2013 – Santa Fe Gold Corporation (SFEG: OTCBB) today announced the signing of a definitive merger agreement with International Goldfields Limited (ASX: IGS). The merger has been approved by the boards of directors of both companies and consummation is targeted for the second quarter of 2013, subject to satisfaction of closing conditions and approval by Santa Fe’s shareholders.

The Merger Agreement provides that the IGS Common Shares shall be delivered to the holders of SFEG Common Stock in the form of American Depositary Receipts (“IGS ADR’s”). The merger is subject to the ADRs being approved for listing, and subject to their issuance, on the NYSE MKT. IGS common shares also will continue to trade on the ASX.

The Merger is subject to IGS closing an equity financing that would result in IGS having at least A$10,000,000 in available cash, after deduction of transaction related fees, and a maximum of A$100,000 in total indebtedness. Assuming the completion of the minimum required amount of the IGS offering, Santa Fe stockholders would hold collectively approximately 61.6% of the outstanding IGS common shares.

Upon closing of the merger, Santa Fe’s president and CEO, Dr. W. Pierce Carson, will serve as President and CEO of the combined company and Santa Fe will have the right to appoint initially a majority of the combined company’s board of directors. Dr. Carson stated it was evident to both companies that there were substantial benefits to be realized through a business combination, including:

• Improve financial standing of the combined company thereby creating a more solid platform for the development of the new Mogollon project and advancement of the Ortiz project;

• Significant development and exploration upside across a diverse portfolio of precious metal properties, including potentially new gold discoveries in IGS’ exploration portfolio;

• An expanded management team with complementary experience in exploration, development, operations, and financing; and

• Anticipated trading on both the ASX and the NYSE MKT, which should increase the combined company’s visibility as a diversified, well-capitalized, low-cost gold-silver explorer, developer and miner.

Dr. Carson concluded, “Our team is excited about the enhanced opportunities this transaction provides both companies and the benefits for our shareholders.”

The Merger Agreement contains other terms and conditions, and a copy is included as an Exhibit to Santa Fe’s Current Report on Form 8-K, which it will file promptly with the SEC and will be available at www.sec.gov.

About Santa Fe Gold
Santa Fe Gold is a U.S.-based mining and exploration enterprise focused on acquiring and developing gold, silver, copper and industrial mineral properties. Santa Fe controls: (i) the Summit mine and Lordsburg mill in southwestern New Mexico, which began commercial production in 2012; (ii) a substantial land position near the Lordsburg mill, comprising the core of the Lordsburg Mining District; (iii) the Mogollon gold-silver project, within trucking distance of the Lordsburg mill; (iv) the Ortiz gold property in north-central New Mexico; (v) the Black Canyon mica deposit near Phoenix, Arizona; and (vi) a deposit of micaceous iron oxide (MIO) in western Arizona. Santa Fe Gold intends to build a portfolio of high-quality, diversified mineral assets with an emphasis on precious metals.

To learn more about Santa Fe Gold, visit www.santafegoldcorp.com.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS – SAFE HARBOR

This press release contains forward-looking statements, including with respect to the implementation and effects of a proposed business combination between Santa Fe Gold Corporation (“Santa Fe”) and International Goldfields Limited (“IGS”). Those statements and statements made in this release that are not historical in nature, including those related to an improved the financial standing of the combined company, a more solid platform for the development of our new Mogollon project, and advance the Ortiz project; significant development and exploration upside across a diverse portfolio of precious metal properties, and support our exploration programs, including potentially new gold discoveries in IGS’ exploration portfolio, that the merged entity will be managed by an expanded management team with complementary experience in exploration, development, operations, and financing and that anticipated trading on both the ASX and a the NYSE MKT should increase the combined company’s visibility as a diversified, well-capitalized, low-cost gold-silver explorer, developer and miner, constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and our actual results may differ materially from those expressed or implied by such forward-looking statements. For Santa Fe, these statements are subject to the following risks and uncertainties: difficulties, delays, unexpected costs or the inability to consummate the proposed business combination with IGS and other transactions referred to in this press release and those described in the documents we file with the U.S. Securities and Exchange Commission, and risks associated with the inherent uncertainty of future financial results, additional capital financing requirements, and development and exploration activities by us. All forward-looking statements included in this release are made as of the date of this press release, and Santa Fe assumes no obligation to update any such forward-looking statements.

STATEMENT REGARDING ADDITIONAL INFORMATION THAT MAY BECOME AVAILABLE

If a transaction is to be proposed to the stockholders of Santa Fe and IGS, Santa Fe and IGS would file with the Securities and Exchange Commission and distribute a Registration Statement on Form F-4 covering securities to be issued in the transaction. Santa Fe shareholders would receive a prospectus and proxy/consent solicitation statement in connection with such transaction. The final terms of the prospective merger of Santa Fe and IGS remain subject to change and are reflected in the binding definitive agreement between the companies. A copy of the definitive merger agreement would be filed along with the prospectus. Santa Fe stockholders would be urged to read these and any other related documents the corporation may issue. If and when these documents are filed, they can be obtained for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Santa Fe would be made available to stockholders if and when a transaction is to occur. IGS would provide disclosure and arrange for solicitation of the votes of its shareholders in accordance with Australian regulations. Such documents are not currently available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Santa Fe, its directors and executive officers, may be deemed to be participants in the solicitation of proxies or consents from Santa Fe’s stockholders in connection with any transaction that might be proposed to such stockholders. Information about the directors and executive officers of Santa Fe and their ownership of IGS and Santa Fe stock will be included in the prospectuses and proxy/consent solicitation statements if and when they become available.

CONTACT:

Santa Fe Gold Corp
Pierce Carson, President and Chief Executive Officer
(505) 255-4852

Investor Relations
Torrey Hills Capital
Clay Chase
(858) 456-7300
cc@sdthc.com